EXHIBIT 32.1


CERTIFICATION OF PERIODIC REPORT


I, R.B. Harris, President of Sales Strategies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended June 30, 2002 (the " Report") fully complies with the requirements of Section 13
(a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    September 22, 2003




                                /s/ R. B. Harris
                                 ----------------
                                 R. B. Harris, President/Director